            FILED
      IN THE OFFICE OF THE
   SECRETARY OF STATE OF THE
       STATE OF NEVADA
         FEB 26, 1998
         NO. C1110-98
             --------
       /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                                                                  EXHIBIT 10.(i)

                               ARTICLES OF MERGER

                                       OF

                          SUNPORT MEDICAL CORPORATION
                             A Wyoming Corporation

                                      AND

                           ARGENT CAPITAL CORPORATION
                              A Nevada Corporation



KNOW ALL MEN BY THESE PRESENTS:


          We, the undersigned, for the purpose of merging the above corporations under the laws of the State of Nevada, relating to general corporation law,


WE DO HEREBY CERTIFY THAT:


          FIRST:      The name, address, place of organization and governing law of the constituent entities to the merger are:

                          SUNPORT MEDICAL CORPORATION
                              1912 Capitol Avenue
                            Cheyenne, Wyoming 82001

         Organized and governed under the laws of the State of Wyoming,

                 and:

                           ARGENT CAPITAL CORPORATION
                             502 N. Division Street
                           Carson City, Nevada 89703

         Organized and governed under the laws of the State of Nevada.


          SECOND:    The name, address, place of organization and governing law of the surviving entity is:

                           ARGENT CAPITAL CORPORATION
                             502 N. Division Street
                           Carson City, Nevada 89703

         Organized and governed under the laws of the State of Nevada.

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     THIRD:    The merger of these two entities was approved by a majority of the stockholders of both Sunport Medical Corporation, a Wyoming corporation, and Argent Capital Corporation, a Nevada corporation at a special meeting held 27 January 1998. The merger will be effective as of 27 February, 1998.

     FOURTH:   The Plan of Merger is to be held at the principal office of:

                           ARGENT CAPITAL CORPORATION
                             502 N. Division Street
                           Carson City, Nevada 89703

     We, the undersigned, for the purpose of merging the above entities into a single corporation under the laws of the State of Nevada, do make file and record this certificate, and do certify that the facts herein stated are true, and have accordingly hereunto set our hands and seal this 6th day of February, 1998.


/s/ Dennis R. Gutzman, M.D.
---------------------------
President, ARGENT CAPITAL CORPORATION, a Nevada Corporation

                     and

           SUNPORT MEDICAL CORPORATION, a Wyoming Corporation


/s/ Lawrence Barr
---------------------------
Secretary, ARGENT CAPITAL CORPORATION, a Nevada Corporation

                     and

           SUNPORT MEDICAL CORPORATION, a Wyoming Corporation


STATE OF TEXAS    )
                  : ss.
COUNTY OF BEXAR   )


     On this 6 day of February, 1998, personally appeared before me, a notary public, Dennis R. Gutzman and Lawrence Barr, who acknowledged that they executed the above instrument.



[ S E A L ]                            /s/ BONNIE FLETCHER
                                       -----------------------------
                                       NOTARY PUBLIC